UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On July 11, 2023, Faraday Future Intelligent Electric Inc. (the “Company”), a California-based global shared intelligent electric mobility ecosystem company, announced that the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined, based on the recommendation of management, that the Company’s previously issued financial statements included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2023 and September 30, 2022 (the “Affected Periods”) should no longer be relied upon due to errors identified in the affected periods primarily due to an error stemming from a non-cash and non-operating item related to the change in the fair value upon conversion of the notes issued under the Company’s Securities Purchase Agreements.

The errors were first identified as a result of the Company's implantation of remediating its material weaknesses in the Company’s internal control over financial reporting disclosed by the Company in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q beginning with its Annual Report on Form 10-K for the year ended December 31, 2021.

The Company expects to file restated financial statements for the Affected Periods on Form 10-K/A and Form 10-Q/A, as applicable, as soon as reasonably practical. Because of this restatement, the previously-issued financial statements for the Affected Periods, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon. At this time, the Company is unable to quantify the impact of the corrections to the Affected Periods as its review is ongoing. The Company cannot provide assurance that other errors will not be identified or impact additional prior accounting periods.

The Audit Committee, along with management, discussed with Mazars USA LLP, its independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2023, Yun Han notified the Company of her decision to resign from her positions as Interim Chief Financial Officer, principal financial officer and principal accounting officer effective immediately. Ms. Han will continue her role as Chief Accounting Officer of the Company.  On July 11, 2023 the Board appointed Jonathan Maroko as Interim Chief Financial Officer, principal financial officer and principal accounting officer effective July 24, 2023.

Mr. Maroko, age 38, has most recently served as external Chief Financial Officer for various companies during their growth phase including Gladstein Neandross & Associates, Willow, Lifeforce A-Frame Brands, Kwell Labs and Arcadia Earth. Mr. Maroko brings over 17 years of investment and finance experience to the role of CFO, previously serving as Discretionary Global Macro Portfolio Manager at Mulholland Vista Capital Advisors, LLC from June 2013 to December 2021. Mr. Maroko began his career as an Investment Banking Analyst at Bank of America Merrill Lynch. Mr. Maroko holds a Bachelor of Science in Business (accounting and finance) from the Indiana University, Kelley School of Business.

In connection with Mr. Maroko’s appointment, the Company entered into an offer letter with Mr. Maroko (the “Maroko Offer Letter”), pursuant to which Mr. Maroko will receive an annual base salary of $400,000 and a signing and retention bonus consisting of $200,000, payable in two installments in cash on his start date and upon completion of 12 months of employment with the Company (the “Cash Signing and Retention Bonus”). If Mr. Maroko voluntarily leaves the Company within 24 months of his start date, he must repay a pro-rata portion of the Cash Signing and Retention Bonus (or the entire Cash Signing and Retention Bonus in the case of a termination of his employment for cause).

Mr. Maroko will also be eligible to receive a discretionary annual performance bonus up to $250,000. Subject to approval by the and the terms of the Company’s 2021 Stock Incentive Plan, it is anticipated that Mr. Maroko will receive (i) as of his start date with the Company, $200,000 in grant date fair value of RSUs, (ii) as of his first annual work anniversary with the Company, $300,000 in grant date fair value of RSUs, (iii) as of his second annual work anniversary with the Company, $400,000 in grant date fair value of RSUs, (iv) as of his third annual work anniversary with the Company, $500,000 in grant date fair value of RSUs, and (v) as of his fourth annual work anniversary with the Company, $600,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Mr. Maroko remains employed with the Company on each such vesting date.

Subject to approval by the Board and the terms of the Company’s 2021 Stock Incentive Plan, Mr. Maroko will be eligible to receive an additional number of performance stock units (“PSUs”) having a target value equal to $2,000,000 if the Company and Mr. Maroko reach certain milestones and/or performance goals on certain dates as specified by the Board (each, a “Milestone”). Such Milestones will be determined by the Board or a committee thereof. The PSUs will be granted as follows: (i) $200,000 in target grant date fair value regarding the first Milestone after the Company achieves the first Milestone, (ii) $300,000 in target grant date fair value after the Company achieves the second Milestone, (iii) $400,000 in target grant date fair value after the Company achieves the third Milestone,(iv) $500,000 in target grant date fair value after the Company achieves the fourth Milestone, and (v) $600,000 in target grant date fair value after the Company achieves the fifth Milestone. Each PSU grant will vest in equal one-third increments on each of the first three anniversaries of the applicable grant date, provided Mr. Maroko remains employed by the Company on each such vesting date.

In the event that Mr. Maroko’s employment is terminated without cause or due to his death or disability or if he resigns for good reason, then, subject to his execution and non-revocation of a standard release of claims in favor of the Company and its affiliates, he will be entitled to (i) a lump sum payment equal to twelve months’ base salary and (ii) the immediate vesting in full of all outstanding equity awards, with any applicable performance metrics to be deemed satisfied at the greater of target performance or actual performance measured on the termination date.

The foregoing description of the Maroko Offer Letter is a summary and is qualified in its entirety by reference to the full text of the Maroko Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Maroko and any other persons, pursuant to which he was appointed Interim Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Maroko, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On July 11, 2023, the Company issued a press release related to the matters described in Item 4.02 and Item 5.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Form 8-K, statements about the Company’s plans to amend its financial statements, the timing of such amendments, and their effect on the financial statements, which may be indicated by the words or phrases “management expects” or “the Company expects,” “is anticipated,” or similar expressions, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this press release, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other periods or for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Form 8-K or the reactions of customers or suppliers, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. .. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Offer Letter, dated July 11, 2023
99.1	Press Release of the Company, dated July 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: July 11, 2023	By:	/s/ Xuefeng Chen
	Name:	Xuefeng Chen
	Title:	Global Chief Executive Officer

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